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                                  LAUDUS TRUST
                                  (the "Trust")

      Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund

                     Supplement dated August 21, 2007 to the
    Laudus Rosenberg Long/Short Equity Funds' Prospectus dated July 31, 2007


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     THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT
CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE
PROSPECTUS.

The Board of Trustees of the Trust, including a majority of the independent Trustees, has approved (1) the closure of the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund (the "Fund") to new investors and (2) an Agreement and Plan of Reorganization (the "Plan of Reorganization") that would provide for the reorganization of the Fund into the Vanguard(R) Market Neutral Fund, a substantially similar fund created within the Vanguard Montgomery Funds, an open-end management investment company, organized as a Delaware statutory trust.

Accordingly, effective as of the close of business on August 27, 2007 (the "Closing"), the Fund will close to new investors. Existing shareholders (including participants in 401(k) plans) may continue to purchase additional shares and receive dividends and/or distributions in the form of additional shares of the Fund, and registered investment advisers who maintain investments in the Fund may continue to make contributions on behalf of their clients. As of the Closing, shareholders of other funds of the Trust will not be permitted to exchange any of their shares for shares of the Fund unless such shareholders are also existing shareholders of the Fund.

The Plan of Reorganization approved by the Board sets forth the terms by which the Fund would transfer its assets and liabilities to the Vanguard(R) Market Neutral Fund in exchange for Investor and Institutional shares of the Vanguard(R) Market Neutral Fund, and subsequently distribute those Vanguard(R) Market Neutral Fund shares to shareholders of the Fund (the "Reorganization"). If the Reorganization is approved by shareholders and consummated, shareholders of the Fund will become shareholders of the Vanguard(R) Market Neutral Fund.

The Reorganization must be approved by shareholders of the Fund, who will be asked to vote, in person or by proxy, at a special meeting of shareholders scheduled to be held on November 21, 2007. Fund shareholders of record on September 24, 2007 should expect to receive a proxy statement/prospectus that provides more detailed information about the proposed Reorganization, the Vanguard(R) Market Neutral Fund and the special meeting. If approved by shareholders at the special meeting, the Reorganization is expected to occur on or about November 23, 2007.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG38963-00 (08/07) (C) 2007 ALL RIGHTS RESERVED